UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2005

Input/Output, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12961	22-2286646
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12300 Parc Crest Dr. Stafford, TX		77477
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (281) 933-3339

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

On January 13, 2005, Input/Output, Inc. (the “Company”) issued a press release regarding a putative class action lawsuit filed against the Company and certain of its executive officers.  A copy of the press release is furnished as Exhibit 99.1 hereto.

The information contained in this report and such exhibit contains certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934.  These forward-looking statements include, but are not limited to, the company’s beliefs and intentions regarding the reported lawsuit or any other lawsuit filed against it.  Actual results may vary materially from those described in these forward-looking statements. All forward-looking statements reflect numerous assumptions and involve a number of risks and uncertainties. These risks and uncertainties include a ruling by a court that is adverse to the company’s position and other uncertainties and matters beyond management’s control inherent in legal proceedings.  Additional risk factors, which could affect actual results, are disclosed by the Company from time to time in its filings with the Securities and Exchange Commission, including its most recently filed Form 10K and Form 10Q.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 14, 2005

Input/Output, Inc.
(Registrant)

		By:	/s/	J. Michael Kirksey
			Name:	J. Michael Kirksey
			Title:	Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release, dated January 13, 2005, issued by Input/Output, Inc.